POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Arthur D. Ally

Arthur D. Ally

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Arthur D. Ally.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Matthew D. Staver

Matthew D. Staver

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Matthew D. Staver.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Patrice Tsague

Patrice Tsague

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Patrice Tsague.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Dale Bissonette

Dale Bissonette

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Dale Bissonette.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Richard W. Copeland

Richard W. Copeland

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Richard W. Copeland.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Deborah Honeycutt

Deborah Honeycutt

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Deborah Honeycutt.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ William W. Johnson

William W. Johnson

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by William W. Johnson.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ John C. Mulder

John C. Mulder

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by John C. Mulder.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Scott Preissler

Scott Preissler

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Scott Preissler.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

/s/ Abraham M. Rivera

Abraham M. Rivera

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Abraham M. Rivera.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Carolyn E. Ford
Notary Public My Commission Expires: 10/26/2026

Carolyn E. Ford

Florida Notary Public

Comm# HH326140

Expires 10/26/2026